                                                                    Exhibit 99.1


                            EXCEL LEGACY CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000
                             (Dollars in thousands)
                                   (Unaudited)



The following unaudited Pro Forma Condensed Consolidated Balance Sheet has been presented as if the Company sold the Galleria located in Scottsdale, Arizona on March 31, 2000 and used the proceeds to repay debt. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the consolidated financial statements of the Company filed in the Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. In management's opinion, all significant pro forma adjustments have been made that are necessary to reflect this transaction. The unaudited Pro Forma Condensed Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2000, does not include other transactions occurring after March 31, 2000, nor does it purport to present the future financial position of the Company.


                                                            HISTORICAL          PRO FORMA          COMPANY
                                                             COMPANY           ADJUSTMENTS        PRO FORMA
                                                         ----------------    ---------------   ---------------
ASSETS

Real estate, net                                         $         83,431    $       (15,000)  $        68,431
Other assets                                                      235,676               (400)          235,276
                                                         ----------------    ---------------   ---------------

     Total assets                                        $        319,107    $       (15,400)  $       303,707
                                                         ================    ===============   ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Mortgage and notes payable                               $        110,013    $       (20,000)  $        90,013
Other liabilities                                                   8,838                                8,838
                                                         ----------------    ---------------   ---------------

     Total Liabilities                                            118,851            (20,000)           98,851

Minority interests                                                    969                  -               969

Stockholders' Equity                                              199,287              4,600           203,887
                                                         ----------------    ---------------   ---------------

     Total liabilities and stockholders' equity          $        319,107    $       (15,400)  $       303,707
                                                         ================    ===============   ===============


                            EXCEL LEGACY CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  For the Twelve Months Ended December 31, 1999
                   and the Three Months Ended March, 31, 2000
                             (Dollars in thousands)
                                   (Unaudited)



The following unaudited Pro Forma Condensed Consolidated Statements of Income have been presented as if as if the Company sold the Galleria located in Scottsdale, Arizona on January 1, 1999 and used the proceeds to repay debt where available. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the consolidated financial statements of the Company filed in the Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. In management's opinion, all significant pro forma adjustments have been made that are necessary to reflect this transaction. The unaudited Pro Forma Condensed Statements of Income are not necessarily indicative of what the actual results of operations of the Company would have been had this transaction actually occurred as of January 1, 1999, do not include other transactions occurring after the periods presented, nor do they purport to present the results of operations of the Company for future periods.


                                                                            FOR THE TWELVE MONTHS ENDED
                                                                                 DECEMBER 31, 1999
                                                                  -------------------------------------------------

                                                                                     PRO FORMA         COMPANY
                                                                   HISTORICAL       ADJUSTMENTS       PRO FORMA
                                                                  -------------------------------------------------
Revenue                                                           $      25,917    $          100   $       26,017

Operating Expenses:
     Interest                                                             7,997            (1,700)           6,297
     Depreciation and amortization                                        3,220              (300)           2,920
     Operating expenses                                                   8,121              (500)           7,621
     General and administrative expenses                                  6,098                 -            6,098
                                                                  --------------   ---------------  ---------------
                                                                         25,436            (2,500)          22,936

Sales, impairment and write-off of real estate and other costs           (1,765)            5,000            3,235
                                                                  --------------   ---------------  ---------------

Income before income taxes                                               (1,284)            7,600            6,316

Benefit (provision) for income taxes                                        507            (3,040)          (2,533)
                                                                  --------------   ---------------  ---------------

Net income (loss)                                                 $        (777)   $        4,560   $        3,783
                                                                  ==============   ===============  ===============

Net income (loss) per common share - basic                        $       (0.02)                    $         0.11
Net income (loss) per common share - diluted                      $       (0.02)                    $         0.07




                                                                           FOR THE THREE MONTHS ENDED
                                                                                  MARCH 31, 2000
                                                                --------------------------------------------------
                                                                                      PRO FORMA         COMPANY
                                                                   HISTORICAL        ADJUSTMENTS        PRO FORMA
                                                                --------------------------------------------------
Revenue                                                         $       3,693   $            -    $        3,693

Operating Expenses:
     Interest                                                           3,351             (500)            2,851
     Depreciation and amortization                                        411             (100)              311
     Operating expenses                                                 1,575             (100)            1,475
     General and administrative expenses                                  833                                833
                                                                 -------------  ---------------   ---------------
                                                                        6,170             (700)            5,470

Sales, impairment and write-off of real estate and other costs          1,880                              1,880
                                                                 -------------  ---------------   ---------------

Income before income taxes                                               (597)             700               103

Benefit (provision) for income taxes                                      224             (280)              (56)
                                                                 -------------  ---------------   ---------------

Net income (loss)                                                $       (373)  $          420    $           47
                                                                 =============  ===============   ===============

Net income (loss) per common share - basic                       $      (0.01)                    $         0.00
Net income (loss) per common share - diluted                     $      (0.01)                    $         0.00

